                                                                   EXHIBIT 10.31



                           AMENDMENT AND RESTATEMENT
                                   TO AND OF
                          REVOLVING CREDIT AGREEMENT

                                 by and among

                         MERCURY GENERAL CORPORATION,
                           THE LENDERS PARTY HERETO,

                                      and

                        THE BANK OF NEW YORK, AS AGENT
                    UNION BANK OF CALIFORNIA, AS CO-AGENT
                                     and
                          BANK ONE, NA, AS CO-AGENT
                                     with
                          BNY CAPITAL MARKETS, INC.,
                               AS LEAD ARRANGER

                               ________________
                                 $100,000,000
                               ________________

                         Dated as of October 29, 1999

                           AMENDMENT AND RESTATEMENT
                                   TO AND OF
                          REVOLVING CREDIT AGREEMENT
                          --------------------------


     AMENDMENT AND RESTATEMENT (this "Restatement") dated as of October 29, 1999, to and of the Revolving Credit Agreement, dated as of October 30, 1998, by and among MERCURY GENERAL CORPORATION, a California corporation (the "Borrower"), the lenders from time to time party thereto (collectively, together with their respective assigns, the "Lenders", and each a "Lender"), and THE BANK OF NEW YORK, as Agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                   RECITALS
                                   --------

     A. Simultaneously with the execution and delivery hereof: (i) each of The Chase Manhattan Bank and Credit Lyonnais New York Branch (each, a "Withdrawing Lender" and together, the "Withdrawing Lenders") is terminating its Commitment under the Credit Agreement and shall no longer be deemed a party thereto; (ii) Bank of America, N.A. (the "New Lender") has agreed to become a "Lender" under the Credit Agreement and to make loans to the Borrower in the amount set forth opposite its name on Exhibit A hereto and the Borrower desires to accept the Commitment of the New Lender and to cause the New Lender to be added as a "Lender" to the Loan Agreement as amended hereby, and the Agent and the Lenders that are not terminating their Commitments under the Credit Agreement (collectively, the "Existing Lenders"; the New Lender and the Existing Lenders are hereinafter referred to collectively as the "Lenders") are agreeable to the addition of the New Lender; and (iii) the Existing Lenders desire to change their respective Commitments to the amount set forth opposite their respective names on Exhibit A hereto and the Borrower desires to accept such changed Commitments.

     B. In addition, the Borrower has requested that the Maturity Date be extended for an additional 364-day period from the current Maturity Date and the Lenders agree to such extension subject to the terms and conditions set forth below, including an increase in the Applicable Margin with respect to Eurodollar Advances and the Commitment Fee.

     C. Capitalized terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     Article 1.    Change in Commitments.
                   ---------------------

          Section 1.1 From and after the date hereof, the Commitment of each Lender shall be the amount set forth opposite such Lender's name on Exhibit A hereto as the same may be reduced pursuant to the terms of the Credit Agreement, and, with respect to each Existing Lender, such amount shall supersede and be deemed to amend the amount of its respective Commitment as set forth opposite its name on Exhibit A to the Credit Agreement.

          Section 1.2 The parties hereto acknowledge that the Commitment of each of the Withdrawing Lenders under the Credit Agreement has been terminated and the Withdrawing Lenders shall have no further duties or obligations under the Credit Agreement after the date hereof.

          Section 1.3 The New Lender agrees with the Borrower, the Existing Lenders and the Agent that (i) the New Lender will abide by the terms of the Credit Agreement as amended hereby, (ii) the Credit Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the New Lender, and (ii) the New Lender shall be deemed to be a "Lender" under, and as such term is defined in, the Credit Agreement.

          Section 1.4 If any Loans are outstanding under the Credit Agreement on the date hereof, the Lenders shall on the date hereof, at the direction of the Agent, make appropriate adjustments among themselves in order to insure that the amount (and type) of the Loans outstanding from each Lender under the Credit Agreement (as of the date hereof) are proportionate to each Lender's Commitment Percentage, after giving effect to the reallocation of the Commitments of the Lenders.

     Article 2.    Extension of Maturity Date.
                   --------------------------

          Notwithstanding the procedures set forth in Section 2.17 of the Credit Agreement, the Agent and each of the Lenders hereby consents to the extension of the Maturity Date for a period of 364 days from the current Maturity Date. Accordingly, the new Maturity Date shall be October 27, 2000.

     Article 3.    Amendments to the Credit Agreement.
                   ----------------------------------

          Section 3.1 The Credit Agreement is hereby amended by restating in its entirety the definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement to read as follows:

               "Applicable Margin": (i) with respect to the unpaid principal balance of ABR Advances, the applicable percentage set forth below in the column entitled "ABR Advances", (ii) with respect to the unpaid principal balance of Eurodollar Advances, the applicable percentage set forth below in the column entitled "Eurodollar Advances", and
          (iii) with respect to the Commitment Fee, the applicable percentage set forth below in the column entitled "Commitment Fee"; in each case opposite the applicable Pricing Level:

                                            ABR               Eurodollar              Commitment
          Pricing Level                     Advances          Advances                Fee
          -------------                     --------          ----------              ----------
          Pricing Level I                      0%                0.6000%                  .1250%
          Pricing Level II                     0%                0.6500%                  .1250%
          Pricing Level III                    0%                0.7750%                  .1250%
          Pricing Level IV                     0%                0.9000%                  .1250%

          Section 3.2. The Credit Agreement is hereby amended by restating in its entirety the definition of "Maturity Date" contained in Section 1.1 of the Credit Agreement to read as follows:

               "Maturity Date": October 27, 2000 (or any date subsequent thereto resulting from an extension of the Maturity Date pursuant to Section 2.17), or such earlier date on which the Notes shall become due and payable, whether by acceleration or otherwise.

          Section 3.3. Exhibit A to the Credit Agreement is deleted in its entirety and Exhibit A hereto is substituted therefor.

          Section 3.4. In order to evidence the Loans, as amended hereby, the Borrower shall execute and deliver to each Lender, simultaneously with the execution and delivery hereof, a promissory note payable to the order of such Lender in substantially the form of Exhibit B hereto (hereinafter referred to individually as a "SUBSTITUTED NOTE" and collectively as the "SUBSTITUTED NOTES"). Each of the Existing Lenders shall, promptly after the execution and delivery by the Borrower of its applicable Substituted Note as herein provided, mark the Notes delivered to it in connection with the Credit Agreement "Replaced by Substituted Note" and return such Notes to the Borrower. Exhibit B to the Credit Agreement is deleted in its entirety and Exhibit B hereto is substituted therefor.

          Section 3.5. Schedule 1.1 to the Credit Agreement is deleted in its entirety and Schedule 1.1 hereto is substituted therefor.

          Section 3.6. All references in the Credit Agreement and the other Loan Documents to: (i) the "Credit Agreement", and also in the case of the Credit Agreement to "this Agreement", shall be deemed to refer to the Credit Agreement, as amended and restated hereby, (ii) the "Note(s)" shall be deemed to refer to the Substituted Note(s), and (iii) the "Loan Documents" shall be deemed to include this Restatement and the Substituted Notes.

          Section 3.7 The Credit Agreement and the other Loan Documents shall each be deemed amended, supplemented and restated hereby to the extent necessary, if any, to give effect to the provisions of this Restatement.

     Article 4.    Conditions to Effectiveness of this Restatement.

          This Restatement shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

          (a) The Agent shall have received this Restatement, duly executed by a duly authorized officer or officers of the Borrower, the Agent and each Lender.

          (b) The Borrower shall have executed and delivered to each Lender its Substituted Note.

          (c) The Agent shall have received a certificate of the Secretary or Assistant Secretary of the Borrower (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing all other necessary corporate action (in form and substance satisfactory to the Agent) taken by it to authorize this Restatement and the Substituted Notes, (ii) certifying that its certificate of incorporation and by-laws have not been amended since October 30, 1998, or, if so, setting forth the same, and (iii) setting forth the incumbency of its officer or officers who may sign this Restatement, including therein a signature specimen of such officer or officers.

          (d) The Agent shall have received such other documents as it shall reasonably request.

     Article 5.    Representations and Warranties.
                   ------------------------------

          The Borrower hereby (i) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents and all of its obligations thereunder, and agrees and admits that it has no defense or offset against any of its obligations under the Loan Documents, (ii) represents and warrants that there exists no Default or Event of Default immediately after giving effect to this Restatement, and (iii) represents and warrants that the representations and warranties contained in the Loan Documents, including the Credit Agreement as amended by this Restatement, are true and correct in all material respects on and as of the date hereof.

     Article 6.    Miscellaneous.
                   -------------

          Section 6.1 Except as amended and restated hereby, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

          Section 6.2 This Restatement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Restatement to produce or account for more than one counterpart signed by the party against which enforcement is sought.

          Section 6.3 THIS RESTATEMENT IS BEING DELIVERED IN AND IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Restatement to be executed on its behalf as of the date first written above.

                                    MERCURY GENERAL CORPORATION

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    THE BANK OF NEW YORK, in its capacity
                                    as a Lender and in its capacity as the Agent

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

CONSENTED TO:

UNION BANK OF CALIFORNIA, N.A.

By:_________________________________________
Name:_______________________________________
Title:______________________________________

BANK ONE, NA, (F/K/A THE FIRST
NATIONAL BANK OF CHICAGO)

By:_________________________________________
Name:_______________________________________
Title:______________________________________

FLEET NATIONAL BANK

By:_________________________________________
Name:_______________________________________
Title:______________________________________

BANK OF AMERICA, N.A.

By:_________________________________________
Name:_______________________________________
Title:______________________________________

                 Signature Page to Mercury General Corporation
        Amendment and Restatement to and of Revolving Credit Agreement

                           MERCURY GENERAL EXHIBIT A
                           -------------------------

                              List of Commitments
                              -------------------

Bank                              Commitment                 Commitment Percentage
----                              ----------                 ---------------------
The Bank of New York              $ 20,500,000                       20.50%
Union Bank of California, N.A     $ 20,250,000                       20.25%
Bank One, NA                      $ 20,250,000                       20.25%
Fleet National Bank               $ 19,500,000                       19.50%
Bank of America, N.A.             $ 19,500,000                       19.50%

TOTAL                             $100,000,000                         100%

                           MERCURY GENERAL EXHIBIT B

                                 FORM OF NOTE

                                                             __________ __, ____
                                                              New York, New York


     FOR VALUE RECEIVED, on the Maturity Date, MERCURY GENERAL CORPORATION, a California corporation (the "Borrower"), hereby promises to pay to the order of ________________ (the "Lender"), at the office of The Bank of New York, as Agent (the "Agent"), located at One Wall Street, New York, New York or at such other place as the Agent may specify from time to time, in lawful money of the United States of America, the outstanding principal balance of the Lender's Loans to the Borrower, together with interest from the date hereof, on the unpaid principal balance hereof, payable at the rate or rates and at the time or times provided for in the Revolving Credit Agreement, dated as of October 30, 1998, among the Borrower, the Lenders from time to time party thereto and the Agent (as the same may be amended, modified or supplemented from time to time, the "Agreement"). Capitalized terms used herein that are defined in the Agreement shall have the meanings therein defined. In no event shall interest payable hereon exceed the Highest Lawful Rate.

     This Note is one of the Notes referred to in the Agreement and is entitled to the benefits of, and is subject to the terms set forth in, the Agreement. The principal of this Note is payable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Agreement. Except as otherwise provided in the Agreement, if any payment on this Note becomes due and payable on a day which is not a Business Day, the maturity thereof shall be extended to the next Business Day and interest shall be payable at the applicable rate or rates specified in the Agreement during such extension period.

     The (i) date and amount of each Loan made by the Lender, (ii) its character as an ABR Advance, a Eurodollar Advance, or a combination thereof, (iii) the interest rate and Interest Period applicable to Eurodollar Advances, and (iv) each payment and prepayment of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, indorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or indorsement shall not affect the obligations of the Borrower to make payment when due of any amount owing hereunder.

     Presentment for payment, demand, protest, notice of protest and notice of dishonor and all other demands and notices in connection with the delivery, performance and enforcement of this Note are hereby waived, except as specifically otherwise provided in the Agreement.

     This Note is being delivered in, is intended to be performed in, shall be construed and interpreted in accordance with, and be governed by the internal laws of, the State of New York, without regard to principles of conflicts of law.

     This Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 11.1 of the Agreement.

                                               MERCURY GENERAL CORPORATION

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                               SCHEDULE TO NOTE

                                                Interest
                                                Rate on
                                                Eurodollar
                                                Advances
                 Type of       Amount of        (without        Interest
                 Advance       principal        regard to       Period (if
                 (ABR or       Amount of        paid or         Applicable      Eurodollar       Notation
 Date            Eurodollar    Advance          prepaid         Margin)         Advance)         Made By
 ----            ----------    ---------        ----------      ----------      ----------       --------

                         MERCURY GENERAL SCHEDULE 1.1

                            LIST OF LENDING OFFICES
                            -----------------------

DOMESTIC LENDING OFFICES                   EURODOLLAR LENDING OFFICES
------------------------                   --------------------------

1.  The Bank of New York                   The Bank of New York
    One Wall Street                        One Wall Street
    Agency Function Administration         Agency Function Administration
    18th New York                          18th Floor
    New York, New York 10286               New York, New York 10286
    Att: Patricia A. Hylton                Att: Patricia A. Hylton
    Telephone: (212) 635-4693 (212)        Telephone: (212) 635-4693
    Telecopy: (212) 635-6365(60r7)         Telecopy: (212) 635-6365(60r7)

2.  Union Bank of California, N.A.         Union Bank of California, N.A.
    Insurance Industries Group             Insurance Industries Group
    350 California Street - 6/th/ Floor    350 California Street - 6/th/ Floor
    Att: James R. Fothergill,              Att: James R. Fothergill,
         Vice President                         Vice President
    Telephone: (415) 705-7035              Telephone: (415) 705-7035
    Telecopy: (415) 705-7037               Telecopy: (415) 705-7037

3.  Bank One, NA                           Bank One, NA
    1 Bank One Plaza                       1 Bank One Plaza
    16/th/ Floor IL 1-0085                 16/th/ Floor IL 1-0085
    Chicago, Il 60670                      Chicago, Il 60670
    Att: Thomas W. Doddridge               Att: Thomas W. Doddridge
         First Vice President                   First Vice President
    Telephone:  (312) 732-3881             Telephone:  (312) 732-3881
    Telecopy:  (312) 732-4033              Telecopy:  (312) 732-4033

4.  Financial Institutions                 Financial Institutions
    Fleet National Bank                    Fleet National Bank
    25th Floor CTMOO250                    25th Floor CTMOO250
    777 Main Street                        777 Main Street
    Hartford, CT 06115                     Hartford, CT 06115
    Att: David Albanesi                    Att: David Albanesi
         Vice President                         Vice President
    Telephone: 860-986-7932                Telephone: 860-986-7932
    Facsimile: 860-986-1264                Facsimile: 860-986-1264

5.  Bank of America, N.A.                  Bank of America, N.A.
    901 Main Street                        901 Main Street
    66th Floor                             66th Floor
    Dallas, Texas 75202                    Dallas, Texas 75202
    Att: Joan D'Amico                      Att: Joan D'Amico
    Telephone: 214-209-3307                Telephone: 214-209-3307
    Facsimile: 214-209-3742                Facsimile: 214-209-3742

                                       2